EXHIBIT 12
                                                               ----------
                          LUTHERAN BROTHERHOOD VARIABLE
                            INSURANCE PRODUCTS COMPANY

                         LBVIP VARIABLE INSURANCE ACCOUNT

                              POWER OF ATTORNEY OF
                             DIRECTORS AND OFFICERS

            KNOW ALL MEN BY THESE PRESENTS, that the each of the undersigned directors and/or officers of LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY, a Minnesota corporation (the "Company"), the Depositor of LBVIP VARIABLE INSURANCE ACCOUNT, does hereby make, constitute and appoint Randall L. Wetherille, James M. Odland, Otis F. Hilbert and John C. Bjork, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Company to a Registration Statement or Registration Statements, on Form S-6 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 28th day of April, 1998.

/s/ROBERT P. GANDRUD
--------------------------
Robert P. Gandrud                   President, Chief Executive Officer,
                                    Chairman (Principal Executive Officer)
                                    and Director

/s/BRUCE J. NICHOLSON
--------------------------
Bruce J. Nicholson                  Chief Operating Officer (Principal
                                    Financial Officer) and Director

/s/DAVID K. STEWART
--------------------------
David K. Stewart                    Treasurer (Principal Accounting Officer)

/s/ROLF F. BJELLAND
--------------------------
Rolf F. Bjelland                    Director

/s/DAVID W. ANGSTADT
--------------------------
David W. Angstadt                   Director

/s/DAVID J. LARSON
--------------------------
David J. Larson                     Director

/s/JENNIFER H. MARTIN
--------------------------
Jennifer H. Martin                  Director

/s/JERALD E. SOURDIFF
--------------------------
Jerald E. Sourdiff                  Director


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